ASSIGNMENT OF AND AMENDMENT TO

THE SECURITY AGREEMENT

        ASSIGNMENT AND AMENDMENT dated as of March 29, 2000 among SYBRON CHEMICALS INC., (the "Borrower"), MELLON BANK, N.A., FLEET BANK, N.A. and the SUBSIDIARY GUARANTORS (referred to below).

W I T N E S S E T H

        WHEREAS, this Assignment and Amendment (the "Agreement") relates to the Security Agreement dated as of July 31, 1998 (the "Security Agreement") among the Borrower, the Subsidiary Guarantors party thereto and Mellon Bank, N.A. (the "Existing Administrative Agent");

        WHEREAS, the Security Agreement is in favor of the Existing Administrative Agent for the benefit of the Lenders parties to the Credit Agreement dated as of July 31, 1998 (the “Existing Credit Agreement”) among the Borrower, the Lenders party thereto, DLJ Capital Funding, Inc., as Syndication Agent (the “Syndication Agent”), Morgan Guaranty Trust Company of New York, as Documentation Agent, and the Existing Administrative Agent;

        WHEREAS, the parties to the Existing Credit Agreement wish to amend and restate the Existing Credit Agreement as provided in the Amended and Restated Credit Agreement dated as of March 29, 2000 (the “Amended and Restated Credit Agreement”) among the Borrower, the Lenders party arty thereto, the Syndication Agent and Fleet Bank, N.A., as Administrative Agent (the “New Administrative ive Agent”);

        WHEREAS, concurrently with the execution of this Agreement, the Existing Credit Agreement will be amended and restated pursuant to the Amended and Restated Credit Agreement;

        WHEREAS, prior to the effectiveness of the Amended and Restated Credit Agreement, the Lenders parties to the Existing Credit Agreement will assign, pursuant to the Master Assignment and Assumption Agreement, to the Lenders parties to the Amended and Restated Credit Agreement all of their Loans, Revolving Commitments and the corresponding rights and obligations under the Existing Credit Agreement and the other Loan Documents;

        WHEREAS, in connection with Amended and Restated Credit Agreement, the Existing Administrative Agent is resigning as Administrative Agent under the Existing Credit Agreement and is being replaced by the New Administrative Agent, as successor Administrative Agent under the Amended and Restated Credit Agreement and, in connection therewith the Existing Administrative Agent wishes to assign all of its rights and obligations under the Security Agreement to the New Administrative Agent, the New Administrative Agent wishes to assume such rights and obligations and the Obligors wish to consent to the assignment and assumption.

        WHEREAS, the parties desire to make certain amendments to the Security Agreement;

        NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

        Section 1. Definitions. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Existing Credit Agreement or the Security Agreement, as applicable.

        Section 2. Assignment. (a) The Existing Administrative Agent hereby assigns and transfers to the New Administrative Agent, without recourse or representation, all of the rights and obligations of the Existing Administrative Agent under the Security Agreement, all Liens, security interests and rights and obligations with respect thereto and the New Administrative Agent hereby accepts such assignment and assumes all of the rights and obligations of the Existing Administrative Agent. Upon the effectiveness of this Agreement, which shall be conditioned upon satisfaction of the terms and conditions of the Master Assignment and Assumption Agreement, (i) the New Administrative Agent shall, as of the date hereof, succeed to the rights and obligations of the Existing Administrative Agent under the Security Agreement, (ii) the Existing Administrative Agent shall be released from its obligations under the Security Agreement and (iii) the Existing Administrative Agent shall be released from all claims, liabilities, damages and losses with respect to all actions, decisions and conduct prior to the date hereof in its capacity as Existing Administrative Agent.

        (b) The Existing Administrative Agent shall deliver to the New Administrative Agent on the date hereof, at the sole expense of the Obligors, all promissory notes, stock certificates and other instruments included in the Collateral and previously delivered to Existing Administrative Agent, duly executed assignments, in appropriate form for filing in the applicable Uniform Commercial Code filing offices, of all UCC financing statements filed in connection with the Security Agreement, duly executed assignments, in appropriate form for filing in the United States Patent and Trademark Office or the United States Copyright Office, of all Intellectual Property Filings filed in connection with the Security Agreement, duly executed assignments of all Mortgages in appropriate form for filing in the applicable recording offices and all other documents previously delivered to the Existing Administrative Agent or its counsel pursuant to the Security Agreement. The Existing Administrative Agent agrees to execute and deliver, at the sole expense of the Obligors, to the New Administrative Agent such additional documents as may be necessary or as the New Administrative Agent may reasonably request to effectuate the assignment contemplated in subsection (a) or to perfect or continue the perfection of the Liens created under the Collateral Documents.

        Section 3. Non-reliance on Existing Administrative Agent. The Existing Administrative Agent makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of the Obligors, or the validity and enforceability of the obligations of, or the Liens and security interests granted by, the Obligors in respect of the Existing Credit Agreement, any Note, the Collateral Documents or the Subsidiary Guarantee Agreement. The New Administrative Agent acknowledges that it has, independently and without reliance on the Existing Administrative Agent, assumed the rights and obligations of the Administrative Agent under the Security Agreement. The assignment made hereunder is made without recourse or liability to the Existing Administrative Agent.

        Section 4. Amendments to Security Agreement. The following amendments shall be made to the Security Agreement:

        (a) The reference in Section 5(j) of the Security Agreement to “Section 2.13” of the Credit Agreement is hereby changed to “Section 2.04(d)(i).”

        (b) The reference in Section 5(q) of the Security Agreement to “Section 2.04(c)(i)” of the Credit Agreement is hereby changed to “Section 2.04(d)(i)”.

        Section 5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        Section 6. Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when:

(i) the Syndication Agent shall have received from each of the parties hereto a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Syndication Agent) that such party has signed a counterpart hereof;

(ii) the New Administrative Agent shall have received the promissory notes, stock certificates and other instruments (other than the financing statement, Intellectual Property Filing and Mortgage assignments referred to therein) referred to in the first sentence of Section 2(b) hereof;

(iii) the Master Assignment and Assumption Agreement shall have become effective in accordance with its terms and the assignments and transfers contemplated therein shall have been completed; and

(iv) the Amended and Restated Credit Agreement shall have become effective in accordance with its terms.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officer as of the date first above written.

                                            SYBRON CHEMICALS INC.

                                            By:  _______________________________
                                                  Title:

                                            SYBRON CHEMICALS HOLDINGS INC.

                                            By:  _______________________________
                                                  Title:

                                             RUCO POLYMER CORPORATION

                                            By  _______________________________
                                                  Title:

                                            RUCO POLYMER COMPANY OF
                                                  GEORGIA, LLC

                                            By:  ______________________________
                                                  Title:

                                            MELLON BANK, N.A., as Existing
                                            Administrative Agent

                                            By:  ______________________________
                                                  Title:

                                            FLEET BANK, N.A., as New
                                            Administrative Agent

                                            By:  ______________________________
                                                  Title: